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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☒	Definitive Proxy Statement
☐	Definitive Additional Materials	☐	Soliciting Material Under Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
JETBLUE AIRWAYS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JETBLUE AIRWAYS CORPORATION
118-29 Queens Boulevard
Forest Hills, New York 11375

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 26, 2004

To Our Stockholders:

        The Annual Meeting of Stockholders of JetBlue Airways Corporation (the "Company" or "JetBlue") will be held at the Company's corporate headquarters located at 118-29 Queens Boulevard, Forest Hills, New York, on Wednesday, May 26, 2004, beginning at 10:00 a.m., EDT, for the following purposes:

        (1)   to elect three directors;

        (2)   to ratify the appointment of the Company's independent auditors for the fiscal year ending December 31, 2004; and

        (3)   to transact such other business, if any, as may properly come before the annual meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on Monday, April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournments thereof.

IF YOU PLAN TO ATTEND:

        Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the annual meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. Either an admission ticket or proof of ownership of JetBlue stock, as well as a form of government-issued photo identification, such as a driver's license or passport, must be presented in order to be admitted to the annual meeting. If you are a stockholder of record, your admission ticket is attached to your proxy card. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

By Order of the Board of Directors,
Thomas Kelly Executive Vice President and Secretary

April 23, 2004
Forest Hills, New York

IMPORTANT
Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented. Please vote your shares now either by completing and returning the enclosed proxy card by mail, or by following the instructions on your proxy card to vote using the Internet or the designated toll-free telephone number.

JETBLUE AIRWAYS CORPORATION
118-29 Queens Boulevard
Forest Hills, New York 11375

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of JetBlue Airways Corporation (the "Company" or "JetBlue") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 26, 2004, beginning at 10:00 a.m., EDT, at the Company's corporate headquarters located at 118-29 Queens Boulevard, Forest Hills, New York, and at any postponements or adjournments thereof. This proxy statement and the enclosed proxy card are being furnished to stockholders on or about April 23, 2004.

ABOUT THE MEETING

  What is the purpose of the annual meeting?

        At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, namely the election of directors and the ratification of the appointment of the Company's independent auditors. In addition, management will review the performance of the Company and respond to questions from stockholders.

  Who is entitled to vote at the annual meeting?

        All stockholders of record at the close of business on April 12, 2004, the record date for the annual meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. "Additional Information" at the end of this proxy statement contains a description of restrictions on voting by stockholders who are not "U.S. citizens", as defined by applicable laws and regulations.

  What are the voting rights of the holders of JetBlue common stock?

        Each outstanding share of JetBlue common stock will be entitled to one vote on each matter considered at the annual meeting. "Additional Information" at the end of this proxy statement contains a description of certain restrictions on voting.

  Who can attend the annual meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the annual meeting, and each may be accompanied by one guest.

        An admission ticket is attached to your proxy card if you hold shares directly in your name as a stockholder of record. If you plan to attend the annual meeting, please vote your proxy but keep the admission ticket and bring it with you to the annual meeting.

        Registration will begin at 9:00 a.m., EDT. Admission to the annual meeting will be on a first-come, first-served basis. If you attend, please note that you may be asked to present government-issued picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

        Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee) and plan to attend the annual meeting, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date as well as government-issued picture identification and check in at the registration desk at the meeting.

  What constitutes a quorum?

        The presence at the annual meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the April 12, 2004 record date, 102,505,366 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 51,252,684 votes will be required to establish a quorum.

        Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the annual meeting.

  How do I vote?

        If you complete and properly sign the accompanying proxy card and return it in the envelope provided, it will be voted as you direct. If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares.

  Can I vote by telephone or electronically?

        Yes. You may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. Telephonic and electronic votes are counted immediately and there is no need to send in your proxy card. The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., EDT, on May 25, 2004.

        YOU CAN SAVE THE COMPANY MONEY IF YOU USE THE VOTE BY TELEPHONE OR INTERNET OPTIONS.

  May I revoke a proxy?

        Yes. You may revoke a proxy at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation, or by submitting a later-dated proxy by mail, telephone or electronically through the Internet. You may also revoke your proxy by attending the annual meeting and voting in person. The powers of the proxy holders with respect to your shares will be suspended if you attend the annual meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

  How do I vote my 401(k) plan shares?

        If you are a stockholder through participation in the JetBlue 401(k) Retirement Plan, the proxy also serves as voting instructions to the plan trustees. The plan trustees will cause allocated shares held under the plan, for which the trustees have not received direction, to be present at the meeting for purposes of determining a quorum but not voted in respect of any matter to come before the annual meeting.

  What are the Board's recommendations?

        Unless you give other instructions on your proxy card, or by telephone or electronically as noted above, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of the applicable item in this proxy statement. The Board recommends a vote:

  •
  for election of the nominated slate of directors (see Item 1); and

  •
  for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2004 (see Item 2).

        With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

  What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes may be cast in favor or withheld. Votes that are withheld with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although they will be counted for purposes of determining whether there is a quorum present at the annual meeting.

        Other Items.    For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum present at the annual meeting. Accordingly, an abstention will have the effect of a negative vote.

        Broker Non-Votes.    If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to a particular matter to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval. However, if the broker or nominee does not receive voting instructions from you, your broker or nominee will be permitted to vote your shares for the election of directors and the ratification of the appointment of the Company's independent auditors. To the extent there are shares represented by such "broker non-votes" they will be counted in determining whether there is a quorum present at the annual meeting.

  Will the annual meeting be webcast?

        Yes. Our annual meeting will be broadcast live on the Internet. To listen to the audio broadcast, log on to http://investor.jetblue.com at 10:00 a.m., EDT, on May 26, 2004. The audio broadcast will be archived on the above website for at least 120 days.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under "Additional Information". The following tables set forth certain information regarding the beneficial ownership of common stock by our directors, each executive officer named in the Summary Compensation Table under "Executive Compensation" below, the directors and officers as a group, and each person known to us to be a beneficial owner of more than 5% of the outstanding common stock. All share and option amounts and share prices and option exercise prices contained in this proxy statement have been adjusted for our December 2002 and November 2003 3-for-2 stock splits. Except as otherwise indicated below, all information is as of February 29, 2004. Except as otherwise indicated below, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed below is c/o JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375.

5% Stockholders Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
FMR Corp.(1)	15,204,948	14.9%
Quantum Industrial Partners LDC(2)	11,803,916	11.5%
Executive Officers and Directors Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
David Neeleman(3)	7,305,968	7.1%
David Barger(4)	1,111,138	1.1%
Thomas Kelly(5)	611,513	*
John Owen(6)	781,348	*
Alfred Spain(7)	172,054	*
David Checketts(8)	373,398	*
Kim Clark(9)	38,250	*
Joy Covey(10)	126,900	*
Michael Lazarus(11)	128,416	*
Neal Moszkowski(12)	36,000	*
Joel Peterson(13)	472,459	*
Ann Rhoades(14)	243,322	*
Frank Sica(15)	41,169	*
All executive officers and directors as a group (17 persons)(16)	11,647,863	11.4%

*
Represents ownership of less than one percent.

(1)
The information reported is based on a Schedule 13G dated February 17, 2004, filed with the Securities and Exchange Commission (the "SEC"), in which FMR Corp. and certain of its affiliates reported that at December 31, 2003, FMR Corp., through its subsidiaries and affiliates, had sole voting power over 312,057 of such shares, shared voting power over none of such shares and sole dispositive power over all such shares. The principal business address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(2)
Quantum Industrial Partners LDC ("QIP") may be deemed to have sole voting and dispositive power over all such shares. The principal business address of QIP is Kaya Flamboyan 9, Willemsted, Curacao, Netherlands Antilles. QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company ("QIH Management"). Soros Fund Management LLC, a Delaware limited liability company ("SFM"), is the sole managing member of QIH Management. George Soros is the Chairman of SFM and, in such capacity, may be deemed to have voting and dispositive power over securities held for the account of QIP. Mr. Soros may be deemed the beneficial owner of a total of 17,700,713 shares. This number includes (a) 11,803,916 shares held for the account of QIP, (b) 1,878,615 shares held for the account of SFM Domestic Investments LLC ("SFMD"), of which Mr. Soros is the sole managing member and (c) 4,018,182 shares held for the account of Open Society Institute, a New York trust ("OSI"), of which Mr. Soros is chairman and a trustee.

(3)
Includes 7,305,968 shares held by Neeleman Holdings, L.C. Mr. Neeleman, our Chief Executive Officer and Chairman of our Board of Directors, is the managing member of Neeleman Holdings, L.C. and has sole voting and dispositive power over all such shares.

(4)
Includes (a) 897,500 shares and (b) options to purchase 213,638 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 6,683 of which are subject to our right of repurchase, which right lapses in equal installments over the next three years. Mr. Barger, our President and Chief Operating Officer, is a member of our Board of Directors.

(5)
Includes (a) 392,849 shares held by Kelly Holdings L.C., (b) 5,026 shares held directly by Mr. Kelly and (c) options to purchase 213,638 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 6,683 of which are subject to our right of repurchase, which right lapses in equal installments over the next three years. Mr. Kelly is the manager of Kelly Holdings L.C. and has sole voting and dispositive power over all such shares.

(6)
Includes (a) 567,710 shares held by the John D. Owen and Laura C. Owen Community Property Trust and (b) options to purchase 213,638 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 6,683 of which are subject to our right of repurchase, which right lapses in equal installments over the next three years. Mr. Owen and his wife are the trustees of the John D. Owen and Laura C. Owen Community Property Trust and have sole voting and dispositive power over all such shares.

(7)
Includes (a) 77,891 shares and (b) options to purchase 94,163 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 38,318 of which are subject to our right of repurchase. This repurchase right lapsed with respect to 36,090 shares on March 1, 2004. The repurchase right with respect to the remaining 2,228 options lapses in equal installments over the next three years.

(8)
Includes (a) 337,398 shares and (b) options to purchase 36,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 9,000 shares each year.

(9)
Includes (a) options to purchase 36,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 9,000 shares each year and (b) 2,250 shares held by the Clark Family Trust, the beneficiaries of which are Dr. Clark's children.

(10)
Includes (a) 51,900 shares and (b) options to purchase 75,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 56,250 of which are subject to our right of repurchase, which right lapses with respect to 18,750 shares each year.

(11)
Includes (a) 90,052 shares held directly by Mr. Lazarus and his spouse, (b) options to purchase 36,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 9,000 shares each year and (c) 2,364 shares held in trusts for the benefit of his minor children.

  Mr. Lazarus disclaims beneficial ownership of the shares held in trust for the benefit of his children.

(12)
Includes options to purchase 36,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 9,000 shares each year. Excludes all securities held by QIP, SFMD and OSI. Mr. Moszkowski, a member of our Board of Directors, is a managing director and co-head of the private equity division of SFM. Mr. Moszkowski disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by QIP, SFMD and OSI, each of which may be deemed to be an affiliate of SFM.

(13)
Includes (a) 426,577 shares held directly by Mr. Peterson, (b) 9,882 shares held by Peterson Capital I, LLC and (c) options to purchase 36,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 9,000 shares each year. Mr. Peterson is a managing member of Peterson Capital I, LLC. Mr. Peterson disclaims beneficial ownership of the shares held by Peterson Capital I, LLC, except to the extent of his pecuniary interest therein.

(14)
Includes (a) 3,697 shares and (b) options to purchase 239,625 shares, which options are immediately exercisable.

(15)
Includes (a) 5,169 shares held by Mr. Sica's three children, all of whom are minors and (b) options to purchase 36,000 shares, which options are immediately exercisable pursuant to our 2002 Stock Incentive Plan, 18,000 of which are subject to our right of repurchase, which right lapses with respect to 9,000 shares each year. Excludes all securities held by QIP, SFMD and OSI. Mr. Sica, a member of our Board of Directors, is a senior advisor of SFM. Mr. Sica disclaims beneficial ownership, except to the extent of his pecuniary interest therein, if any, of the shares held by QIP, SFMD and OSI, each of which may be deemed to be an affiliate of SFM.

(16)
Includes options to purchase an aggregate of 1,422,966 shares exercisable within 60 days of February 29, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. We believe, based solely upon a review of (i) those reports and amendments thereto furnished to us during and with respect to our fiscal year ended December 31, 2003, and (ii) written representations from reporting persons, that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act during fiscal 2003.

ITEM 1—ELECTION OF DIRECTORS

        Our Board of Directors is currently composed of 10 directors. Under our Amended and Restated Certificate of Incorporation, the Board is divided into three classes, as nearly equal in number as possible. At each annual meeting of stockholders, directors constituting one class are elected for a three-year term (or for such lesser term as may be specified in the proxy statement furnished in connection therewith). The Board of Directors has nominated David Barger, David Checketts and Neal Moszkowski, each of whom is currently a director, for election to the Board of Directors as Class II directors. If elected, each of the nominees will serve until the annual meeting of stockholders to be held in 2007, or until such time as their respective successors have been duly elected and qualified. The remaining directors will continue to serve as set forth below.

        The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of common stock represented by all valid proxies will be voted at the annual meeting for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

        Certain information concerning the nominees and those directors whose terms of office will continue following the annual meeting is set forth below:

Board Recommendation

        Our Board of Directors believes that approval of the election of each of the nominees is in the best interest of JetBlue and our stockholders and, therefore, recommends that stockholders vote FOR this proposal.

Nominees Standing for Election for Terms Expiring in 2007

        David Barger, age 46, has been a member of our Board of Directors since September 2001. Mr. Barger is our President and Chief Operating Officer and has served in this capacity since August 1998. From 1992 to 1998, Mr. Barger served in various management positions with Continental Airlines, including Vice President, Newark hub. He held various director level positions at Continental Airlines from 1988 to 1992. From 1982 to 1988, Mr. Barger served in various positions with New York Air, including Director of Stations.

        David Checketts, age 48, has been a member of our Board of Directors since January 2000. Since 2001, Mr. Checketts has been an independent investor. From 1994 to 2001, Mr. Checketts was President and Chief Executive Officer of Madison Square Garden. From March 1991 to September 1994, Mr. Checketts was the President of the New York Knicks professional basketball team. From September 1990 to March 1991, he was Vice President of Development for the National Basketball Association. From 1984 to 1990, Mr. Checketts was President of the Utah Jazz professional basketball team. Mr. Checketts currently serves as a director of Citadel Broadcasting Corporation, a radio broadcaster, and McLeodUSA Incorporated, a telecommunications service provider.

        Neal Moszkowski, age 38, has been a member of our Board of Directors since December 1998. Mr. Moszkowski is a Managing Director and President of the Soros Private Equity division of Soros Fund Management LLC, an international investment firm, where he has been since August 1998. From August 1993 to August 1998, Mr. Moszkowski worked for Goldman, Sachs & Co., where he served as a Vice President and Executive Director in the Principal Investment Area. Mr. Moszkowski currently serves as a director of Bluefly, Inc., an online discount apparel retailer, and Integra LifeSciences Holdings Corporation, a developer and marketer of medical products primarily for surgical and neurosurgical applications.

Directors Whose Terms Expire in 2006

        Dr. Kim Clark, age 55, has been a member of our Board of Directors since April 2002. Dr. Clark has been the Dean of the Faculty at Harvard Business School since 1995, member of Harvard faculty since 1978 and George F. Baker Professor of Administration since 1999. Dr. Clark currently serves as a director of Black and Decker Corporation.

        Joy Covey, age 40, has been a member of our Board of Directors since February 2003. Since April 2000, Ms. Covey has been an independent investor and President of a personal foundation. Ms. Covey was the Chief Financial Officer and Vice President of Finance and Administration for Amazon.com from December 1996 to September 1999 and occupied other senior management positions at Amazon.com from September 1999 until April 2000. Prior to joining Amazon.com, Ms. Covey occupied various senior management positions with Avid Technology, Inc. from 1995 to 1996 and was Chief Financial Officer of Digidesign, a manufacturer of computer-based digital audio production systems, from 1991 to 1995. Prior to Digidesign, Ms. Covey worked in mergers and acquisitions with Wasserstein, Perella & Co. and as a certified public accountant with Arthur Young (now Ernst & Young).

        Joel Peterson, age 57, has been a member of our Board of Directors since June 1999. Mr. Peterson is the founding partner of Peterson Capital, Inc., a private equity capital firm that he founded in 1995. From 1973 to 1991, Mr. Peterson served in several positions at Trammell Crow Company, a commercial real estate service company, including Chief Executive Officer from 1988 to 1991 and Chief Financial Officer from 1977 to 1985. Mr. Peterson currently serves as a director of Franklin Covey Co., an international learning and performing solutions company and has taught at the Stanford Graduate School of Business since 1992.

        Ann Rhoades, age 59, has been a member of our Board of Directors since September 2001. Ms. Rhoades is the President of PeopleInk, Inc., a human resources consulting firm. From April 1999 through April 2002, Ms. Rhoades served as our Executive Vice President, People. From January 1995 to March 1999, Ms. Rhoades was the Executive Vice President, Team Services for Promus Hotel/DoubleTree Hotels Corporation. From June 1989 to January 1995, Ms. Rhoades was the Vice President, People for Southwest Airlines. Ms. Rhoades currently serves as a director of P.F. Chang's, a restaurant chain.

Directors Whose Terms Expire in 2005

        Michael Lazarus, age 48, has been a member of our Board of Directors since December 1998. Mr. Lazarus served as the Chairman of our Board of Directors from December 1998 until May 2003. Mr. Lazarus co-founded Weston Presidio, a private equity firm, and has served as a managing member of Weston Presidio since July 1991. From 1986 to 1991, Mr. Lazarus was a managing director of, and director of the Private Placement Department of, Montgomery Securities.

        David Neeleman, age 44, is our Chief Executive Officer and a member of our Board of Directors. He has served in both capacities since August 1998. He has been Chairman of our Board of Directors since May 2003. Mr. Neeleman was a co-founder of WestJet, and from 1996 to 1999 served as a member of WestJet's Board of Directors. From October 1995 to October 1998, Mr. Neeleman served as the Chief Executive Officer and a member of the Board of Directors of Open Skies, a company that develops and implements airline reservation systems and which was acquired by the Hewlett Packard Company. From 1988 to 1994, Mr. Neeleman served as President and was a member of the Board of Directors of Morris Air Corporation, a low-fare airline that was acquired by Southwest Airlines. For a brief period, in connection with the acquisition, he served on the Executive Planning Committee at Southwest Airlines. From 1984 to 1988, Mr. Neeleman was an Executive Vice President of Morris Air.

        Frank Sica, age 52, has been a member of our Board of Directors since December 1998. Mr. Sica is a Senior Advisor for Soros Fund Management LLC, an international investment firm. From 2000 to 2003, Mr. Sica was a Managing Director of Soros Private Funds Management LLC, then the management company for the private equity and real estate activities of Soros. From 1998 to 2000, Mr. Sica was a Managing Partner of Soros Fund Management LLC. From August 1981 to March 1998, Mr. Sica worked for Morgan Stanley Dean Witter Discover & Co. where he served as a Managing Director and co-head of the Merchant Banking Division. Mr. Sica currently serves as a director of CSG Systems International, Inc., a global provider of customer care and billing solutions, Emmis Communications Corp., a diversified media company, and Kohl's Corporation, a family oriented specialty department store chain.

  Board of Directors and Committees of the Board

        The business of JetBlue is managed under the direction of our Board of Directors. It has responsibility for establishing broad corporate policies and for our overall performance. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.

        Each of our directors, other than Messrs. Neeleman and Barger and Ms. Rhoades, is an independent director within the meaning of the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to JetBlue and our management.

        Our Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors holds regular meetings four times per year and schedules special meetings when required. The Board of Directors held a total of six meetings during 2003. All of the directors attended at least 75% of the meetings of the Board and any committees on which they served during fiscal 2003. Our Board of Directors has an Audit Committee, Compensation Committee, Special Stock Option Committee and Corporate Governance and Nominating Committee.

        Audit Committee.    The Audit Committee oversees on behalf of the Board of Directors (1) the integrity of our financial statements, (2) the appointment, compensation, qualifications, independence and performance of our independent auditors, (3) compliance with ethics policies and legal and regulatory requirements, (4) the performance of our internal audit function, and (5) our financial reporting process and systems of internal accounting and financial controls. The Audit Committee operates under a written charter which was adopted by the Board of Directors, a copy of which is available on our website at http://investor.jetblue.com. The current members of the Audit Committee are Joy Covey (Chair), Neal Moszkowski and Joel Peterson, each of whom is an independent director within the meaning of rules and regulations promulgated by the SEC and the listing requirements of Nasdaq. In addition, the Board of Directors has determined that Ms. Covey, the chair of the Audit Committee, is an "audit committee financial expert" as defined under applicable SEC rules. The Audit Committee met eleven times during the fiscal year ended December 31, 2003.

        Compensation Committee.    The Compensation Committee determines our compensation policies and the level and forms of compensation provided to our Board members and executive officers. The Compensation Committee also reviews bonuses paid to employees who are not members of the Board or executive officers. In addition, the Compensation Committee reviews and approves stock-based compensation for our directors, officers and employees, and administers our stock option plan, crewmember stock purchase plan, profit sharing and 401(k) retirement plan. The current members of the Compensation Committee are David Checketts (Chair), Michael Lazarus and Ann Rhoades, each of whom, with the exception of Ms. Rhoades, is an independent director within the meaning of the listing requirements of Nasdaq. Ms. Rhoades previously served as our Executive Vice President, People, from April 1999 through April 2002, but is no longer an employee of JetBlue. In accordance with Nasdaq rules that permit one director who is not independent and is not a current employee to be appointed as a member of the Compensation Committee under exceptional and limited circumstances, our Board has determined that it is in the best interests of JetBlue and our stockholders for Ms. Rhoades to continue to serve on the Compensation Committee in light of her extensive knowledge regarding human resources and executive compensation matters and, in particular, the compensation factors that help ensure that executive compensation is appropriately linked to corporate performance, based on more than 15 years of experience as a human resources executive-level employee. If, as expected, Ms. Rhoades continues to serve on our Board of Directors, she should qualify as an independent director within the meaning of the Nasdaq rules prior to our 2005 Annual Meeting of Stockholders since, as of such date, more than three years will have elapsed since she was an employee of JetBlue and, therefore, the Board does not believe we will need to avail ourselves of this exception beyond the current year. The Compensation Committee met five times during the fiscal year ended December 31, 2003.

        Special Stock Option Committee.    The Special Stock Option Committee has separate, but concurrent, jurisdiction with the Compensation Committee, to make discretionary stock option grants under our 2002 Stock Incentive Plan. The Special Stock Option Committee has full power and authority, subject to any limitations the Compensation Committee may impose from time to time, to make discretionary option grants under our 2002 Stock Incentive Plan to eligible individuals, other than officers and non-employee Board members that are subject to Section 16(b) of the Exchange Act, as it deems appropriate. The Special Stock Option Committee also has the power and authority to determine the number of shares of our common stock subject to each grant, the exercise or vesting schedule in effect for such grant and the maximum term for which each such option is to remain outstanding. David Neeleman is the sole member of the Special Stock Option Committee. The Special Stock Option Committee met five times during the fiscal year ended December 31, 2003.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee is responsible for developing our corporate governance policies and procedures, and for recommending those policies and procedures to the Board for adoption. The committee also is responsible for making recommendations to the Board regarding the size, structure and functions of the Board and its committees. The committee identifies and recommends new director nominees in accordance with selection criteria established by the Board. The committee also is responsible for conducting the periodic evaluation of the performance of the Board, its committees and each director. The current members of the Corporate Governance and Nominating Committee are Kim Clark, Joel Peterson (Chair) and Frank Sica. All of the members of the Committee are independent within the meaning of the listing requirements of Nasdaq. The Corporate Governance and Nominating Committee met three times during the fiscal year ended December 31, 2003. The charter of the Governance and Nominating Committee is available on the Company's website at http://investor.jetblue.com.

        In evaluating and determining whether to nominate a candidate for a position on our Board, the Committee will consider, among other criteria, integrity and values, relevant experience and commitment to enhancing stockholder value. Candidates may come to the attention of the Committee from current Board members, stockholders, officers or other recommendation. The Committee will review all candidates in the same manner regardless of the source of the recommendation.

        The Committee will consider stockholder recommendations of candidates when the recommendations are properly submitted in accordance with the provisions of our Amended and Restated By-Laws. A stockholder who wishes to recommend a prospective nominee for our Board should notify the Company's Corporate Secretary in writing at JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375. For the purpose of potential stockholder nominees to be considered at our 2005 Annual Meeting of Stockholders, the Corporate Secretary should receive notice no later than December 23, 2004. The notice must set forth the candidate's name, age, business address, residence address, principal occupation or employment, qualifications for Board membership and the number of shares beneficially owned by the candidate. In addition, the notice must include the stockholder's name, address, and the number of shares beneficially owned, as well as the period such shares have been held.

Compensation of Directors

        Members of our Board of Directors do not receive cash compensation for their service on our Board of Directors or any committee of our Board, with the exception of Joy Covey, who receives a $10,000 fee each quarter for her service as a member of our Board of Directors and our Audit Committee. All directors are reimbursed for their out-of-pocket expenses. Also, members of our Board of Directors and their immediate families are entitled to travel without charge on our flights as is typical in the airline industry. The total value of such air travel in 2003 did not exceed $8,600 per director.

        On April 11, 2002, the effective date of our initial public offering, each of our then serving non-employee board members received an option to purchase 36,000 shares of our common stock, pursuant to the automatic option grant program under our 2002 Stock Incentive Plan. The options have an exercise price per share of $12.00, which is equal to the price per share at which our common stock was sold to the public pursuant to the underwriting agreement entered into in connection with our initial public offering. Each of the options has a term of 10 years, subject to earlier termination following the director's cessation of Board service. The options are immediately exercisable for all of the option shares; however, we may repurchase, at the lower of the exercise price paid per share and the fair market value of the shares at the time of repurchase, any shares purchased under the options that are not vested at the time of the director's cessation of Board service. The option shares vest in a series of four successive annual installments upon the director's completion of each year of Board service over the four-year period measured from the grant date. Any vested, but unexercised option will be exercisable for a period of twelve months following the cessation of the director's Board service. However, the shares subject to each automatic option grant will immediately vest in full upon certain changes in control or ownership or upon the director's death or disability while a Board member.

        Each new non-employee director who has not been in our prior employ will also receive an initial option to purchase 36,000 shares of our common stock on the date such individual joins the Board, pursuant to the automatic option grant program under our 2002 Stock Incentive Plan. These options will have an exercise price equal to the average market price per share of our common stock on the grant date and will otherwise be subject to the same terms as described in the preceding paragraph. In addition, on the date of each annual meeting of our stockholders, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 9,000 shares of our common stock, provided such individual has served on our Board for at least six months. The shares subject to each annual 9,000 share automatic option grant will have an exercise price equal to the average market price per share of our common stock on the grant date and will vest upon the director's completion of one year of Board service measured from the grant date.

        Joy Covey is the only new director to have joined our Board of Directors after the date of our initial public offering. She joined our Board of Directors on February 10, 2003. On that date, she was granted the automatic option described above to purchase 36,000 shares of our common stock, plus an additional discretionary option grant to purchase 39,000 shares, bringing her total option grant to 75,000 shares of our common stock. All of these options vest in a series of four successive annual installments and have an exercise price of $17.29, which is equal to the average market price per share of our common stock on the date of grant.

REPORT OF THE COMPENSATION
COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2003.

        The Compensation Committee reviews and establishes, subject to approval of the Board of Directors, the compensation arrangements for the Chief Executive Officer and the other executive officers of the Company, including salaries, bonuses and grants of awards under, and administration of the Company's stock incentive plan. The Compensation Committee is currently composed of two directors of the Company who are independent within the meaning of the listing requirements of Nasdaq and one non-employee director who is not independent, but has been appointed by the
Board to the Compensation Committee in accordance with Nasdaq rules that permit such an appointment under exceptional and limited circumstances.

Compensation Philosophy

        The Company's executive compensation program is designed to attract, retain, motivate and reward effective executive officers and to link executive compensation with the attainment of financial, operational and strategic objectives.

        The Company's compensation program generally provides incentives to achieve annual and long-term objectives. The principal components of the compensation program are base salary, annual incentive bonuses and long-term incentive awards in the form of stock options, stock appreciation rights and/or grants of restricted common stock. These elements may be blended in order to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of the Company's executive officers and other higher level personnel with those of the Company's stockholders.

Compensation Components

        Base Salary.    Base salary levels for the Chief Executive Officer and the other executive officers of the Company are derived from market comparisons with similarly-sized airlines, including those with which the Company competes for executive talent. Based on information currently available to the Compensation Committee, including publicly available compensation information relating to direct competitors of the Company, the Compensation Committee believes that base salary levels for executive officers, including the Chief Executive Officer, are, on average, significantly below the median of base salary levels for executive officers of similar companies. In determining executive officers' salaries, the Compensation Committee also considers individual experience and prior service to the Company, level of responsibility and overall job performance. The Compensation Committee does not assign weights to these factors nor necessarily consider any one more important than the others. The Compensation Committee reviews the performance of the Chief Executive Officer and, in determining his level of compensation for fiscal 2003, in addition to consideration of industry comparisons and individual performance, has taken particular note of the Company's performance in fiscal 2003 in the following key areas: People (encompassing employee recruitment, development and leadership); Performance (as defined by standard Department of Transportation metrics) and Prosperity (including operating margin, cost control and productivity); and the Company's overall growth.

        Except for Alfred Spain, who was promoted to Senior Vice President, Flight Operations in July 2003, none of the named executive officers received an increase in base salary in fiscal 2003. The Compensation Committee and each of Messrs. Neeleman, Barger, Kelly and Owen believe that, as founders of the Company and holders of a significant amount of the Company's common stock, each of them has sufficient incentive to promote the Company's growth and the achievement of its strategic goals and, therefore, it was not necessary for such officers to receive additional remuneration through an increase in base salary in fiscal 2003.

        Annual Incentive Bonuses.    Annual incentive bonuses reward executive officers for accomplishing annual performance objectives set by the Compensation Committee during the preceding fiscal year. Performance objectives are based upon historic patterns of Company performance and strategic objectives, and include the People, Performance and Prosperity criteria listed above. The target incentive bonus payment is 50% of base salary for each of the named executive officers, except for Mr. Spain whose target is 40%. The Compensation Committee approved bonus payments to the Chief Executive Officer and the other executive officers in fiscal 2003 that were 95% of the individual target amounts based on its determination that the Company had obtained nearly all of its objectives in fiscal 2003.

        Other Annual Compensation.    Under the Company's Profit Sharing Retirement Plan, in which employees of the Company, including the executive officers, are eligible to participate, 15% percent of pre-tax income of the Company, excluding profit-sharing expense, was allocated to the plan during fiscal 2003. The amount allocated to the Profit Sharing Retirement Plan was apportioned to each participating employee as a percentage of such employee's eligible compensation for fiscal 2003.

        Long-Term Incentive Awards.    To promote the Company's long-term objectives, stock awards are made to executive officers, leadership and FAA-licensed employees. Stock awards are currently made pursuant to the Company's 2002 Stock Incentive Plan in the form of stock options.

        Since the stock options and restricted stock awards vest and may grow in value over time, these components of the Company's compensation plan are designed to reward performance over a sustained period. The Company intends that these awards will strengthen the focus of its executives and other key employees on managing the Company from the perspective of a person with an equity stake in the Company. The Compensation Committee and Mr. Neeleman believe that, as a founder of the Company with a significant equity interest in the Company, Mr. Neeleman currently has sufficient incentive to promote the long-term growth of the Company and, therefore, he has, to date, not received any awards under the Company's stock incentive plans.

        Stock awards are granted upon hire or promotion. In addition, beginning in 2004, stock awards will be granted annually. The recipients of such awards and the amounts of such awards are based on the recipient's title within the Company according to a fixed schedule. In fiscal 2003, Mr. Spain was awarded options to purchase 22,500 shares of common stock under the Company's 2002 Stock Incentive Plan in connection with his promotion to Senior Vice President, Flight Operations.
The Company awarded to other executive officers of the Company options to purchase a total of
45,000 shares of common stock under the Company's 2002 Stock Incentive Plan during fiscal 2003.

        Tax Deductibility of Executive Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes limitations on the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company's stockholders). Based on the Company's current compensation plans and policies and proposed regulations interpreting the Code, the Company and the Compensation Committee believe that, for the near future, there is not a significant risk that the Company will lose any tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if the Company and the Compensation Committee determine that such an action is in the best interests of the Company.

Compensation Committee of JetBlue

  David Checketts (Chair)
  Michael Lazarus
  Ann Rhoades

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our Board of Directors or Compensation Committee.

EXECUTIVE COMPENSATION

        The following table discloses compensation received by our Chief Executive Officer and each of our four other most highly compensated executive officers who served in such capacities as of December 31, 2003 (the "Named Executive Officers") for services rendered during the fiscal years ending December 31, 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation($)		Securities Underlying Options/SARS(#)		All Other Compensation($)(1)
David Neeleman Chief Executive Officer	2003 2002 2001	200,000 200,000 200,000	95,000 90,000 100,000	— — —		— — —		40,236 37,279 28,252
David Barger President and Chief Operating Officer	2003 2002 2001	200,000 200,000 200,000	95,000 90,000 100,000	— — —		— 11,138 —	(2)	40,236 37,280 28,252
Thomas Kelly Executive Vice President and Secretary	2003 2002 2001	200,000 200,000 200,000	95,000 90,000 100,000	— — —		— 11,138 —	(2)	40,326 37,279 28,342
John Owen Executive Vice President and Chief Financial Officer	2003 2002 2001	200,000 200,000 200,000	95,000 90,000 100,000	— — —		— 11,138 —	(2)	40,351 37,362 28,342
Alfred Spain Senior Vice President, Flight Operations	2003 2002 2001	218,959 206,667 164,045	83,600 58,050 52,500	69,769 56,524 21,572	(3) (3) (3)	22,500 3,713 —	(2) (2)	40,907 31,279 23,617

(1)
Consists of amounts contributed by us to the JetBlue Airways Corporation Profit Sharing Retirement Plan for profit sharing and 401(k) matching contributions in which all of our employees are eligible to participate as well as life insurance premiums. Profit sharing contributions for each of the Named Executive Officers for 2003, 2002, and 2001 were $34,056, $31,112 and $22,972, respectively. The 2003 and 2002 profit sharing contributions were contributed entirely to the plan. The 2001 profit sharing contribution was paid 50% in cash and 50% contributed to the plan. The 401(k) matching contribution for each Named Executive Officer was $6,000 in 2003 and 2002, and $5,100 in 2001, except for Mr. Spain who didn't participate in the 401(k) plan in 2002 and 2001.

(2)
Subject to the executive officer's continued employment, the option shares vest in a series of five successive equal annual installments measured from the grant date and all unvested option shares will immediately vest in full upon certain changes in control or ownership.

(3)
Represents reimbursement of certain living expenses.

Option Grants in 2003

        The following table sets forth certain information, as of December 31, 2003, concerning individual grants of stock options made during the fiscal year ended December 31, 2003 to the Named Executive Officers.

Option Grants in Fiscal 2003

Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(2)
David Neeleman	—	—	—	—	—
David Barger	—	—	—	—	—
Thomas Kelly	—	—	—	—	—
John Owen	—	—	—	—	—
Alfred Spain	22,500.6		$31.77	8/11/13	335,700

(1)
Based upon our grant of options to purchase a total of 4,054,875 shares of our common stock to employees during fiscal 2003.

(2)
In accordance with SEC rules, the estimated present value at grant date of options granted during fiscal 2003 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of 6.3 years, a risk-free interest rate of 3.84%, volatility of 41.5%, and a dividend yield of zero. The assumptions were calculated consistent with the requirements of Statements of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation.

Aggregate Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

        None of the Named Executive Officers exercised options in fiscal year 2003.

        The value of unexercised in-the-money options is calculated based on the closing sale price of our common stock of $26.52 per share on December 31, 2003, as reported on the Nasdaq National Market, less the per share exercise price multiplied by the number of shares issued upon exercise of the options.

	Number of Securities Underlying Unexercised Options at December 31, 2003(#)		Value of Unexercised In-the-Money Options at December 31, 2003($)
Name
	Exercisable	Unexercisable(1)	Exercisable	Unexercisable(1)
David Neeleman	—	—	—	—
David Barger	213,638	—	5,499,627	—
Thomas Kelly	213,638	—	5,499,627	—
John Owen	213,638	—	5,499,627	—
Alfred Spain	184,163	22,500	4,773,304	—

(1)
Certain unexercised options are exercisable immediately, but the shares underlying such options are subject to our right of repurchase, which right lapses in a series of successive equal annual installments measured from the applicable grant date. The number of shares subject to such repurchase right as of December 31, 2003 is as follows: 8,911 shares for each of Messrs. Barger and Kelly, 49,411 shares for Mr. Owen and 39,061 shares for Mr. Spain.

Employment Arrangements, Termination of Employment Arrangements and Change in Control Arrangements

        In November 1998, we entered into an employment agreement with David Neeleman, our Chief Executive Officer and Chairman of our Board of Directors. The employment agreement terminates on the earlier of December 1, 2003 or upon the triggering of the termination provisions in the agreement; provided, however, that unless we otherwise notify Mr. Neeleman, the term of the employment agreement is automatically extended by successive one-year terms. The employment agreement has been automatically extended for a one-year term until December 1, 2004. Under the agreement, Mr. Neeleman is entitled to an annual salary of $200,000, subject to periodic review by our Board of Directors. In addition, Mr. Neeleman is entitled to an annual minimum guaranteed bonus of $75,000, subject to increase based on the achievement of performance-based milestones. If Mr. Neeleman is terminated without cause, then he will be entitled to his then existing base salary and bonus for the entire period remaining on the term of his employment agreement. We also sold and issued to Mr. Neeleman an aggregate of 5,974,425 shares of our common stock at a purchase price of $0.0385 per share under Restricted Stock Purchase Agreements in September and November 1998. Mr. Neeleman also entered into a Non-Competition and Non-Solicitation agreement that, like his employment agreement, precludes him from (i) soliciting any employee to leave our employ or (ii) owning, managing, controlling or engaging in any business competitive with any business we are conducting or propose to conduct for as long as his restricted shares continue to vest, and for a one-year period following the accelerated vesting of such restricted shares, in accordance with the Restricted Stock Purchase Agreements. All such restricted shares have vested in full.

        In October 1998, we entered into an employment agreement with David Barger, our President, Chief Operating Officer and a member of our Board of Directors. The employment agreement terminates on the earlier of December 1, 2003 or upon the triggering of the termination provisions in the agreement; provided, however, that unless we otherwise notify Mr. Barger, the term of the employment agreement is automatically extended by successive one-year terms. The employment agreement has been automatically extended for a one-year term until December 1, 2004. Under the agreement, Mr. Barger is entitled to an annual salary of $200,000, subject to periodic review by our Board of Directors. Mr. Barger also received an initial signing bonus of $65,000. In addition, Mr. Barger is entitled to an annual minimum guaranteed bonus of $75,000, subject to increase based on the achievement of performance-based milestones. If Mr. Barger is terminated without cause, then he will be entitled to his then existing base salary and bonus for the entire period remaining on the term of his employment agreement. Mr. Barger is subject to (i) a confidentiality covenant of unlimited duration, (ii) a covenant not to solicit any employee to leave our employ during the term of the agreement and for one year thereafter, and (iii) a covenant not to compete with us during the term of the agreement. We also sold and issued to Mr. Barger 899,775 shares of our common stock at a purchase price of $0.0385 per share under a Restricted Stock Purchase Agreement in September 1998. All such restricted shares have vested in full.

        In November 1998, we entered into an employment agreement with John Owen, our Executive Vice President and Chief Financial Officer. The employment agreement has an initial term of five years, unless terminated earlier upon the triggering of the termination provisions in the agreement; provided, however, that each December 1, beginning on December 1, 1999, the term of the agreement will be extended automatically by an additional year, unless either we or Mr. Owen provides written notice prior to December 1st of any particular year electing out of the automatic extension. Under the agreement, Mr. Owen is entitled to an annual salary of $200,000, subject to periodic review by our Board of Directors. Mr. Owen also received a signing bonus of $65,000. In addition, Mr. Owen is entitled to an annual minimum guaranteed bonus of $75,000, subject to increase based on the achievement of certain performance based milestones. If Mr. Owen is terminated without cause, then he will be entitled to his then existing base salary and bonus for the entire period remaining on the term of his employment agreement. Mr. Owen is subject to (i) a confidentiality covenant of unlimited duration, (ii) a covenant not to solicit any employee to leave our employ during the term of the agreement and for one year thereafter, and (iii) a covenant not to compete with us during the term of the agreement. We also sold and issued to Mr. Owen 899,775 shares of our common stock at a purchase price of $0.0385 per share under a Restricted Stock Purchase Agreement in November 1998. All such restricted shares have vested in full.

        We sold and issued to Thomas Kelly, our Executive Vice President and Secretary, 464,400 shares of our common stock at a purchase price of $0.0385 per share under a Restricted Stock Purchase Agreement in September 1998. All such restricted shares have vested in full.

        The Compensation Committee is in the process of finalizing a multi-year employment agreement extension for each of Messrs. Neeleman and Barger. We have not entered into an employment agreement with Mr. Kelly or with Alfred Spain, our Senior Vice President, Flight Operations.

Certain Relationships and Related Party Transactions

        We did not engage in any related party transactions during fiscal 2003. Any transactions between us and our officers, directors and principal stockholders and their affiliates and any transactions between us and any entity with which our officers, directors or five percent stockholders are affiliated, will be approved by a majority of our Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

AUDIT COMMITTEE REPORT

        The Audit Committee of the JetBlue Board of Directors is comprised of three non-employee directors, each of whom is independent, as defined in applicable rules and regulations promulgated by the SEC and Nasdaq. The Audit Committee oversees on behalf of the Board of Directors, the Company's accounting, auditing and financial reporting processes.

        Management has the primary responsibility for the Company's financial statements and financial reporting process, including the Company's systems of internal controls. The Company's independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2003 with Ernst &Young in private without members of management present.

        In this context, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and its independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

        The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). Ernst & Young also provided to the Audit Committee the written disclosures and letter regarding their independence required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee also discussed with Ernst & Young their independence from JetBlue and its management, and considered whether the non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditors' independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Company's audited financial statements be included in JetBlue's Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC. In addition, the Audit Committee and the Board have also recommended, subject to stockholder approval, the appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 31, 2004.

        The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter to the extent it deems necessary to comply with applicable SEC and Nasdaq rules and regulations.

Audit Committee of JetBlue

  Joy Covey, Chair
  Neal Moszkowski
  Joel Peterson

ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of the Board has appointed Ernst & Young LLP as the independent public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and make a statement if desired.

        The Board recommends that stockholders vote "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2004.

        In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board.

Fees to Independent Auditors

        Services provided to the Company by Ernst & Young LLP in fiscal 2003 and 2002 are described below. Additional information regarding the Audit Committee is provided in the Audit Committee Report and elsewhere in this proxy statement.

        Audit Fees.    Fees for audit services totaled $573,600 in 2003 and $539,600 in 2002, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and for audit-related work in connection with our public offerings of equity and debt securities.

        Audit-Related Fees.    Fees for audit-related services totaled $114,000 in 2003 and $148,700 in 2002. Audit-related services principally include fees for separate audits for regulatory purposes, accounting consultations and acquisition due diligence services.

        Tax Fees.    Fees for tax services, including tax compliance, tax advice and tax planning, totaled $69,500 in 2003 and $77,200 in 2002.

        All Other Fees.    Except as indicated in the above categories, the Company did not incur any other fees.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by our independent auditors. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the independent auditors are engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services shall be subsequently reported, for informational purposes only, to the full Audit Committee.

STOCK PRICE PERFORMANCE

        The following line graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the AMEX Airline Index for the period beginning on April 11, 2002, the date of our initial public offering, and ending on December 31, 2003. The comparison assumes the investment of $100 in our common stock and each of the foregoing indices and reinvestment of all dividends.

	4/11/02	12/31/02	12/31/03
JetBlue Airways Corporation	$100	150.00	221.00
S&P 500 Stock Index	$100	79.72	100.75
AMEX Airline Index(1)	$100	38.93	61.60

(1)
As of December 31, 2003, the AMEX Airline Index consisted of Alaska Air Group, AMR Corporation, Continental Airlines, Delta Air Lines, ExpressJet Holdings, JetBlue Airways Corporation, KLM Royal Dutch Airlines, Northwest Airlines, Skywest Inc. and Southwest Airlines.

OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the election of three directors and the ratification of the appointment of the Company's independent auditors, as referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

        "Householding" of Proxy Materials.    The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 19 Old Kings Highway South, Darien, CT 06820 or by calling us at (203) 656-7651. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

        Advance Notice Procedures.    Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 150 days prior to the annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        List of Stockholders.    The names of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our principal executive offices at 118-29 Queens Boulevard, Forest Hills, New York 11375, by contacting our Corporate Counsel, Gerald Lee.

        Limited Voting by Foreign Owners.    To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our certificate of incorporation and bylaws restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not U.S. citizens. Our bylaws provide that no shares of our common stock may be voted by or at the direction of non-U.S. citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the April 12, 2004 record date for the annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

        Under Section 40102(a)(15) of the Federal Aviation Act, the term "citizen of the United States" is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75 percent of the voting interest is owned or controlled by persons that are citizens of the United States.

        Stockholder Proposals for the 2005 Annual Meeting.    In order for a stockholder proposal to be considered for inclusion in the proxy materials for our annual meeting of stockholders in 2005, stockholder proposals must be received by our Corporate Secretary no later than December 23, 2004. Proposals should be sent to the Corporate Secretary, JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375.

        Communication with the Board.    Stockholders may communicate with our Board of Directors by sending a letter to the JetBlue Board of Directors, c/o Corporate Secretary, JetBlue Airways Corporation 118-29 Queens Boulevard, Forest Hills, New York 11375. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to such inappropriate communication. If deemed appropriate, the Corporate Secretary will submit your correspondence to the Chairman of the Board or as directed by such correspondence.

        Extent of Incorporation by Reference of Materials.    The Compensation Committee Report on Executive Compensation, the Audit Committee Report and the stock price performance graph included in this proxy statement do not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate such report or performance graph by reference therein.

        Proxy Solicitation Costs.    The proxies being solicited hereby are being solicited by our Board of Directors. The cost of soliciting proxies in the enclosed form will be borne by us. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

        Annual Report.    A copy of our 2003 Annual Report accompanies this proxy statement. Additional copies may be obtained from our Corporate Counsel, JetBlue Airways Corporation, 118-29 Queens Boulevard, Forest Hills, New York 11375.

By Order of the Board of Directors,
Thomas Kelly Executive Vice President and Secretary

April 23, 2004
Forest Hills, New York

JETBLUE AIRWAYS 118-29 QUEENS BOULEVARD FOREST HILLS, NEW YORK 11375	VOTE BY TELEPHONE - 1-800-690-6903
It's fast, convenient and immediate. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., EDT, on May 25, 2004. Have your proxy card in hand when you call and then follow the instructions. Your vote is important!

 VOTE BY INTERNET - www.proxyvote.com
It's fast, convenient and the vote is immediately confirmed and posted. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EDT, on May 25, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Your vote is important!

 VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to JetBlue Airways, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
Do not return your Proxy Card if you are voting by Telephone or Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS

1.	To elect three Class II Directors for terms expiring in 2007.
	Nominees:	(01) David Barger (02) David Checketts (03) Neal Moszkowski	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark 'For All Except' and write the nominee's number on the line below.
		For	Against	Abstain
2.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

Certification:
Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Corporation.

Please sign your name(s) exactly as it appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET
(non transferable)

2004 ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 26, 2004
10:00 a.m. EDT
Registration begins at 9:00 a.m. EDT
JetBlue Corporate Headquarters
118-29 Queens Boulevard
Forest Hills, New York

If you plan to attend the Annual Meeting, please present this admission ticket along with a government-issued photo identification to gain admittance to the meeting. This ticket admits only the stockholder listed at the top right of this card and one (1) guest and is not transferable.

DETACH HERE

PROXY

JetBlue Airways Corporation

May 26, 2004

The undersigned hereby appoints David Neeleman and John Owen, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at the JetBlue Corporate Headquarters, 118-29 Queens Boulevard, Forest Hills, New York at 10:00 a.m. on May 26, 2004, and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the company as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR OF all nominees for director, and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

JETBLUE AIRWAYS

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/jblu	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

                                                             DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ZJBLC1

☒	Please mark votes as in this example.
								FOR	AGAINST	ABSTAIN
1.	To elect three Class II Directors for terms expiring in 2007.					2.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.	☐	☐	☐
	Nominees:	(01) David Barger; (02) David Checketts; (03) Neal Moszkowski;
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐ For all nominee(s) except as noted above
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

Certification:
Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Corporation.

Please sign your name(s) exactly as it appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.
Signature:	Date:	Signature:	Date:

ADMISSION TICKET
(non transferable)

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 26, 2004
10:00 a.m. EDT
Registration begins at 9:00 a.m. EDT
JetBlue Corporate Headquarters
118-29 Queens Boulevard
Forest Hills, New York

If you plan to attend the Annual Meeting, please present this admission ticket along with a government-issued photo identification to gain admittance to the meeting. This ticket admits only the stockholder listed at the top right of this card and one (1) guest and is not transferable.

                                                                         DETACH HERE                                                                         ZJBLC2

PROXY

        JetBlue Airways Corporation
May 26, 2004

P R O X Y

The undersigned hereby appoints David Neeleman and John Owen, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at the JetBlue Corporate Headquarters, 118-29 Queens Boulevard, Forest Hills, New York at 10:00 a.m. on May 26, 2004, and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the company as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of all the nominees for director, and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QuickLinks

2004 ANNUAL MEETING OF STOCKHOLDERS
ABOUT THE MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM 1—ELECTION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Option Grants in Fiscal 2003
AUDIT COMMITTEE REPORT
STOCK PRICE PERFORMANCE
OTHER MATTERS
ADDITIONAL INFORMATION
PROXY JetBlue Airways Corporation May 26, 2004